UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Amendment No. 1
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) July 1, 2008
Origen Financial, Inc.

(Exact name of registrant as specified in its charter)

DELAWARE	000-50721	20-0145649

State of Incorporation	(Commission File Number)	(I.R.S. Employer Identification No.)

27777 Franklin Road, Suite 1700, Southfield, Michigan	48034

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (248) 746-7000

(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e4(c))

Explanatory Note:
This Amendment No. 1 to Current Report on Form 8-K is being filed to file the correct version of Exhibit 10.2. Due to a clerical error, a draft version of Exhibit 10.2 was inadvertently filed. The correct version of Exhibit 10.2 is attached.

Item 9.01	Financial Statements and Exhibits
     (d) Exhibits:

Exhibit No.		Description

2.1	*	Asset Disposition and Management Plan

3.1	*	Certificate of Amendment of Second Amended and Restated Certificate of Incorporation of Origen Financial, Inc.

10.1	**	Asset Purchase Agreement dated April 30, 2008, by and among Origen Financial, Inc., Origen Servicing, Inc., Origen Financial, L.L.C. and Green Tree Servicing LLC.

10.2	***	First Amendment dated July 1, 2008 to the Employment Agreement dated July 14, 2006 among Origen Financial, Inc., Origen Financial L.L.C. and Ronald A. Klein#

10.3	**	First Amendment dated July 1, 2008 to the Employment Agreement dated December 28, 2006 among Origen Financial, Inc., Origen Financial L.L.C. and W. Anderson Geater, Jr. #

10.4	**	First Amendment dated July 1, 2008 to the Employment Agreement dated December 28, 2006 among Origen Financial, Inc., Origen Financial L.L.C. and J. Peter Scherer #

10.5	**	First Amendment dated July 1, 2008 to the Employment Agreement dated December 28, 2006 among Origen Financial, Inc., Origen Financial L.L.C. and Mark Landschulz #

99.1	**	Press Release dated July 2, 2008.

99.2	**	Unaudited Pro Forma Consolidated Financial Statements of Origen Financial, Inc.

*	Previously filed.

**	Incorporated by reference from Exhibit 10.1 to the Form 8-K filed on May 5, 2008, pursuant to general instruction b.3 of Form 8-K.

***	Filed herewith.

#	Management contract or compensatory plan or arrangement.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 18, 2008	Origen Financial, Inc.
By : /s/ W. Anderson Geater, Jr.
W. Anderson Geater, Jr., Chief Financial Officer

ORIGEN FINANCIAL, INC.
EXHIBIT INDEX

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS
     (d) Exhibits:

Exhibit No.		Description

2.1	*	Asset Disposition and Management Plan

3.1	*	Certificate of Amendment of Second Amended and Restated Certificate of Incorporation of Origen Financial, Inc.

10.1	**	Asset Purchase Agreement dated April 30, 2008, by and among Origen Financial, Inc., Origen Servicing, Inc., Origen Financial, L.L.C. and Green Tree Servicing LLC.

10.2	***	First Amendment dated July 1, 2008 to the Employment Agreement dated July 14, 2006 among Origen Financial, Inc., Origen Financial L.L.C. and Ronald A. Klein#

10.3	**	First Amendment dated July 1, 2008 to the Employment Agreement dated December 28, 2006 among Origen Financial, Inc., Origen Financial L.L.C. and W. Anderson Geater, Jr. #

10.4	**	First Amendment dated July 1, 2008 to the Employment Agreement dated December 28, 2006 among Origen Financial, Inc., Origen Financial L.L.C. and J. Peter Scherer #

10.5	**	First Amendment dated July 1, 2008 to the Employment Agreement dated December 28, 2006 among Origen Financial, Inc., Origen Financial L.L.C. and Mark Landschulz #

99.1	**	Press Release dated July 2, 2008.

99.2	**	Unaudited Pro Forma Consolidated Financial Statements of Origen Financial, Inc.

*	Previously filed.

**	Incorporated by reference from Exhibit 10.1 to the Form 8-K filed on May 5, 2008, pursuant to general instruction b.3 of Form 8-K.

***	Filed herewith.

#	Management contract or compensatory plan or arrangement.